[LOGO of UBS Investment Bank]
Chase Manhattan Mortgage Corporation
2003-S15
GROUP 2
================================================================================


Number of Loans: 521
CURRBAL total: $272,308,338.77
CURRRATE Avg: 6.070365%
SVCRATE Avg: 0.2765
NETRATE Avg: 5.793865
RTERM stated Avg: 357
RTERM expect Avg: 357
ORIGLTV Avg: 63.50%
FICO Avg: 730
LOANAGE Avg: 2.2124
*****************************:
CURRBAL Min: $47,989
CURRBAL Max: $1,996,102
CURRBAL Avg: $522,665
ORIGBAL Min: $48,035
ORIGBAL Max: $2,000,000
ORIGBAL Avg: $523,974
*****************************:
CURRRATE Min: 5.125000%
CURRRATE Max: 6.250000%
ORIGRATE Min: 5.125000%
ORIGRATE Max: 6.250000%
ORIGRATE Avg: 6.070365%
ORIGLTV Min: 11.11%
ORIGLTV Max:95.00%
*****************************:
RTERM stated Min: 294
RTERM stated Max: 360
RTERM expect Min: 291
RTERM expect Max: 360
LOANAGE Min: 0
LOANAGE Max: 14
*****************************:
Min Origination Date: 20020918
Max Origination Date: 20031103
Min Maturity: 20280601
Max Maturity: 20331201
FICO Min: 567
FICO Max: 816

---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Index Type                      Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
25                                           3               $1,505,440                  0.6%
30                                         518              270,802,898                  99.4
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Range of Mortgage Rates         Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
5.000% - 5.499%                             13               $7,093,171                  2.6%
5.500% - 5.999%                             65               34,709,239                  12.7
6.000% - 6.499%                            443              230,505,929                  84.6
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------
Min:         5.125%
Max:         6.250%
W Avg:       6.070%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Dec 16, 2003 09:21                  Page 1 of 6

[LOGO of UBS Investment Bank]
Chase Manhattan Mortgage Corporation
2003-S15
GROUP 2
================================================================================


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Range of Original LTV Ratios    Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
<= 50.00%                                   96              $53,969,840                 19.8%
50.01% - 55.00%                             34               18,809,468                   6.9
55.01% - 60.00%                             42               23,803,565                   8.7
60.01% - 65.00%                             51               27,308,637                  10.0
65.01% - 70.00%                             59               31,478,612                  11.6
70.01% - 75.00%                             95               51,329,260                  18.8
75.01% - 80.00%                            139               63,748,698                  23.4
80.01% - 85.00%                              2                  933,418                   0.3
85.01% - 90.00%                              2                  588,962                   0.2
90.01% - 95.00%                              1                  337,879                   0.1
---------------------------------------------------------------------------------------------
Total:                                     521              $272,308,339          100.0%
---------------------------------------------------------------------------------------------
W Avg:         63.50%


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Loan Purpose                    Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
Refinance-Cashout                          118              $61,363,330                 22.5%
Purchase                                   238              126,497,185                  46.5
Refinance-Rate/Term                        165               84,447,824                  31.0
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Occupancy                       Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
Owner Occupied                             495             $256,937,329                 94.4%
Second Home                                 26               15,371,010                   5.6
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
PMI Type                        Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
0                                          516             $270,448,079                 99.3%
General Electric                             2                  588,962                   0.2
MTG Guaranty                                 1                  337,879                   0.1
PMI Mortgage                                 1                  479,533                   0.2
United Guaranty                              1                  453,885                   0.2
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Loan Documentation              Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
Full Documentation                         478             $253,461,786                 93.1%
Reduced Documentation                       40               17,360,113                   6.4
Signature Series Streamline                  3                1,486,439                   0.5
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Dec 16, 2003 09:21                  Page 2 of 6

[LOGO of UBS Investment Bank]
Chase Manhattan Mortgage Corporation
2003-S15
GROUP 2
================================================================================


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
Range of Remaining Terms             Number of        Balance as of the     Balance as of the
to Stated Maturity (Months)     Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
290 - 300                                    3               $1,505,440                  0.6%
337 - 348                                    3                1,090,391                   0.4
349 - 360                                  515              269,712,508                  99.0
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------
W Avg: 357
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Property Type                   Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
Condomimium                                 43              $21,863,624                  8.0%
Cooperative Unit                            23               11,790,525                   4.3
Attached Planned Unit Development           15                7,424,208                   2.7
Detached Planned Unit Development           58               31,895,424                  11.7
Single-Family Detached                     373              193,788,007                  71.2
Two-Family                                   9                5,546,551                   2.0
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Mortgage Loan Age (Months)      Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
0                                            5               $2,891,300                  1.1%
1                                          165               89,709,560                  32.9
2                                          222              113,596,509                  41.7
3                                           74               37,498,108                  13.8
4                                           13                7,168,748                   2.6
5                                            8                5,235,429                   1.9
6                                           20               10,052,519                   3.7
7                                            4                1,653,090                   0.6
8                                            3                1,378,640                   0.5
9                                            1                  319,192                   0.1
10                                           1                  965,072                   0.4
11                                           2                  749,780                   0.3
13                                           2                  755,174                   0.3
14                                           1                  335,217                   0.1
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------
W Avg: 2
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
Range of Remaining Terms             Number of        Balance as of the     Balance as of the
to Expected Maturity (Months)   Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
290 - 300                                    3               $1,505,440                  0.6%
301 - 324                                    1                  381,596                   0.1
325 - 336                                    1                  473,057                   0.2
337 - 348                                    5                2,081,639                   0.8
349 - 360                                  511              267,866,607                  98.4
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------
W Avg: 357
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Dec 16, 2003 09:21                  Page 3 of 6

[LOGO of UBS Investment Bank]
Chase Manhattan Mortgage Corporation
2003-S15
GROUP 2
================================================================================


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
State                           Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
Alabama                                      2                 $815,276                  0.3%
Arizona                                      3                1,175,443                   0.4
California                                 127               68,066,086                  25.0
Colorado                                     4                1,772,484                   0.7
Connecticut                                 18                8,959,675                   3.3
Delaware                                     2                  794,654                   0.3
District Of Columbia                         2                1,098,298                   0.4
Florida                                     30               15,259,459                   5.6
Georgia                                     10                5,484,527                   2.0
Illinois                                     4                1,477,422                   0.5
Louisiana                                    2                  834,040                   0.3
Maine                                        1                  498,550                   0.2
Maryland                                    10                4,503,977                   1.7
Massachusetts                                6                2,616,716                   1.0
Nevada                                       1                  518,987                   0.2
New Jersey                                  35               19,124,911                   7.0
New York                                   174               94,234,064                  34.6
North Carolina                               8                3,678,113                   1.4
Ohio                                         1                  379,277                   0.1
Oregon                                      12                5,744,364                   2.1
Pennsylvania                                11                5,183,655                   1.9
South Carolina                               3                1,782,511                   0.7
Tennessee                                    1                  766,255                   0.3
Texas                                       16                8,904,830                   3.3
Utah                                         2                1,236,326                   0.5
Virginia                                    30               14,390,979                   5.3
Washington                                   5                2,159,283                   0.8
Wisconsin                                    1                  848,178                   0.3
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Dec 16, 2003 09:21                  Page 4 of 6

[LOGO of UBS Investment Bank]
Chase Manhattan Mortgage Corporation
2003-S15
GROUP 2
================================================================================



---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
Range of Original                    Number of        Balance as of the     Balance as of the
Principal Balances              Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
<= $100,000                                  1                  $47,989                  0.0%
$100,001 - $150,000                          2                  258,506                   0.1
$150,001 - $200,000                          4                  730,177                   0.3
$200,001 - $250,000                          2                  464,804                   0.2
$250,001 - $300,000                          5                1,424,358                   0.5
$300,001 - $350,000                         26                8,790,324                   3.2
$350,001 - $400,000                        109               41,389,473                  15.2
$400,001 - $450,000                         73               31,161,853                  11.4
$450,001 - $500,000                         98               47,108,219                  17.3
$500,001 - $550,000                         39               20,707,479                   7.6
$550,001 - $600,000                         39               22,734,645                   8.3
$600,001 - $650,000                         46               29,344,637                  10.8
$650,001 - $700,000                          7                4,807,011                   1.8
$700,001 - $750,000                         10                7,268,763                   2.7
$750,001 - $800,000                         13               10,189,494                   3.7
$800,001 - $850,000                          8                6,640,975                   2.4
$850,001 - $900,000                          8                7,026,051                   2.6
$900,001 - $950,000                          2                1,874,285                   0.7
$950,001 - $1,000,000                       23               22,800,758                   8.4
$1,000,001 - $1,050,000                      1                1,043,944                   0.4
$1,050,001 - $1,100,000                      2                2,145,535                   0.8
$1,100,001 - $1,200,000                      1                1,104,202                   0.4
$1,200,001 - $1,250,000                      1                1,248,756                   0.5
$1,950,001 >=                                1                1,996,102                   0.7
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------
Min: $48,035
Max: $2,000,000
W Avg CURRBAL: $522,665
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Origination Date                Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
2002                                         6               $2,313,227                  0.8%
2003                                       515              269,995,111                  99.2
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Range of Credit Scores          Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
540 - 619                                    8               $4,886,698                  1.8%
620 - 700                                  138               70,806,586                  26.0
701 - 800                                  369              194,025,780                  71.3
801 >=                                       6                2,589,274                   1.0
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------
Min: 567
Max: 816
W Avg: 730
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Dec 16, 2003 09:21                  Page 5 of 6

[LOGO of UBS Investment Bank]
Chase Manhattan Mortgage Corporation
2003-S15
GROUP 2
================================================================================


---------------------------------------------------------------------------------------------
                                                                                   Percent of
                                                                             Mortgage Pool by
                                                    Aggregate Principal   Aggregate Principal
                                     Number of        Balance as of the     Balance as of the
Property Zip Code               Mortgage Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------
10021                                        6               $4,874,608                  1.8%
Other                                      515              267,433,731                  98.2
---------------------------------------------------------------------------------------------
Total:                                     521             $272,308,339                100.0%
---------------------------------------------------------------------------------------------

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                                 Dec 16, 2003 09:21                 Page 6 of 6